EXHIBIT 10.28

AMENDMENT NO. 1 TO CONSULTING AGREEMENT

THIS AMENDMENT NO. 1 TO CONSULTING AGREEMENT (this “Amendment”), dated as of December 15, 2021, is entered into by and between Cue Biopharma, Inc., a Delaware corporation (the “Company”), and Kenneth J. Pienta (the “Consultant”). Reference is made to that certain Consulting Agreement, dated as of January 1, 2017, by and between the Company and the Consultant (the “Agreement”).

WHEREAS, the Company and the Consultant desire to amend the Agreement as set forth below; and

WHEREAS, Section 9 of the Agreement provides that the Agreement may be amended only by a written instrument executed by the Company and the Consultant.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Consultant do hereby agree with each other as follows:

1.
Amendment to Section 5.1 of the Agreement. The first sentence of Section 5.1 of the Agreement is hereby amended by adding the following at the end of such sentence: “(“confidential information” or “Confidential Information”).”
2.
Amendment to Section 6.6 of the Agreement. Section 6.6 of the Agreement is hereby amended by deleting the reference therein to “Section 5” and inserting the following in lieu thereof: “Section 6”.
3.
Amendment to Exhibit A of the Agreement. Exhibit A of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“SERVICES:

Consultant will serve as the Company’s Interim Chief Medical Officer and will provide all services (1) requested by the Company in line with those customarily performed by a Chief Medical Officer and/or (2) required by applicable law. In the performance of such services, Consultant agrees to work approximately 40 hours per week.

COMPENSATION:

From and after the date of this Amendment, the Company will pay Consultant a fee of $475,000 annually, paid bi-weekly in arrears.

Subject to approval by the Board of Directors, you will be eligible to receive discretionary performance-based bonuses of up to 40% of your base salary per annum.

Prior to the date of this Amendment, the Company has granted Consultant options from time to time in consideration of Consultant’s services. In connection with the execution of this Amendment and subject to approval by its Board of Directors, the Company will grant, pursuant to its 2016 Omnibus Incentive Plan (the “Plan”), Consultant an option to purchase 80,000 shares of the Company’s common stock, which option will vest over two years in equal, semi-annual installments beginning six months from the date of grant, subject to the terms and conditions of the Plan and the applicable Award Agreement (as defined in the Plan).”

4.
Entire Agreement. The Agreement, as amended by this Amendment, constitutes the entire agreement between the parties and, except as expressly provided herein or therein, supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of the Agreement.
5.
Effectiveness. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.
6.
Governing Law. This Amendment will be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.
7.
Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

CUE BIOPHARMA, INC. By: /s/ Daniel Passeri Name: Daniel Passeri Title: Chief Executive Officer CONSULTANT: /s/ Kenneth J. Pienta Name: Kenneth J. Pienta